ALGER GLOBAL GROWTH FUND

Supplement Dated May 18, 2018 to the

Summary Prospectus and Prospectus Dated March 1, 2018, as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Alger Global Growth Fund (the “Fund”) has approved changes with respect the Fund that are anticipated to become effective on or about August 30, 2018 (the “Effective Date”).  The Fund’s name will be changed to Alger Global Focus Fund, and the description of its investment process will be revised as noted below.  The Fund’s investment objective to seek long-term capital appreciation will not change.

As of the Effective Date, the following paragraph replaces the first paragraph in the Principle Investment Strategy section of the prospectus:

The Fund invests in Companies which it believes are attractively valued, high quality growth companies with definable strategic advantages/moat and competitive positioning that offer strong earnings visibility and sustainability. The team focuses on analyzing growth trajectories and identifying catalysts for future growth for companies that are in a positive earnings revision cycle. The Fund is an all-cap, all-country, opportunistic focus fund which generally holds less than 50 holdings.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another fund in the Alger Family of Funds at any time.  Shareholders may also redeem their shares at any time.  Exchange or redemption of shares may be a taxable event to shareholders.  Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

Effective August 1, 2018, the section “Classes of Fund Shares — Class C Shares” on page A-5 of the Prospectus is supplemented with the following:

Class C Share Conversion Feature

On the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, such shares will automatically convert to Class A shares without the imposition of any sales load, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares.

Shareholders who purchased Class C shares through certain Financial Intermediaries, group retirement plan recordkeeping platforms or whose shares are held in an omnibus account may not be eligible to participate in such Class C share conversions. Certain financial intermediaries who hold Class C shares in an omnibus account for shareholders of group retirement plans may not track participant level aging of shares and therefore these shares may not be eligible for an automatic conversion. Contact your Financial Intermediary or Plan recordkeeper for eligibility information. See Appendix A — Waivers and Discounts Available from Intermediaries in the Fund’s Prospectus for further details.

The section “Appendix A — Waivers and Discounts Available from Intermediaries” on page A-20 of the Prospectus is supplemented with the following:

Front-end Sales Load Waivers on Class A Shares Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018 shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

•                  Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)

•                  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)

•                  Shares purchased through reinvestment of distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)

•                  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges

•                  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•                  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts,  401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Front-end Sales Load Waivers on Class A Shares Available at Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•                  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•                  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•                  Shares purchased through a Morgan Stanley self-directed brokerage account

•                  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

S-Global Growth-Retail 51818

S-GlobalGrowth 51818

S-GblGthIns 51818

S-GblGthZ 51818

ALGER GLOBAL GROWTH FUND

Supplement Dated May 18, 2018 to the

Statement of Additional Information Dated March 1, 2018, as supplemented to date

Effective August 1, 2018, the section “Classes of Shares” on page 17 of the SAI is supplemented with the following:

Conversion of Class C Shares

Class C shares will automatically convert to Class A shares on the on the fifth business day of the month following the tenth anniversary of the purchase date and will thereafter be subject to the lower Class A distribution and/or service fees.  The conversion will be calculated based on the NAV per share without the imposition of any sales charge, fee or other charge.  At conversion, a proportionate amount of Class C shares representing reinvested dividends distributions will also be converted into Class A shares.

Shareholders who purchased Class C shares through certain Financial Intermediaries, group retirement plan recordkeeping platforms or whose shares are held in an omnibus account may not be eligible to participate in such Class C share conversions. Contact your Financial Intermediary or Plan recordkeeper for eligibility information.

S-AGGFSAI 51818